Leases (Details) - Schedule of right-of-use assets of lease liabilities - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Schedule of right-of-use assets of lease liabilities [Abstract]
Amounts recognized in the consolidated balance sheet – right-of-use assets, net	$ 1,463	$ 1,775
Current liabilities	376	346
Long-term liabilities	1,098	1,492
Total operating leased liabilities	$ 1,474	$ 1,838